                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 12, 1998


                    Health-Chem Corporation
     (Exact name of registrant as specified in its charter)


                         Delaware
         (State or other jurisdiction of incorporation)


       1-6787                               13-2682801
(Commission File Number)         (IRS Employer Identification No.)


1212 Avenue of the Americas, New York, NY          10036
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (212) 398-0700

Item 4.   Changes in Registrant's Certifying Accountant

On November 12, 1998, the Registrant engaged Richard A. Eisner &
Company, LLP, to act as the Registrant's independent certified public accountants. Richard A. Eisner & Company, LLP replaces
PricewaterhouseCoopers who resigned on November 3, 1998.



                            SIGNATURE



     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HEALTH-CHEM CORPORATION



Date:  November 12, 1998        By: /s/Robert D. Speiser
                                    Robert D. Speiser
                                    Executive Vice President